Segment reporting (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Summary of Revenue and Non-Current Non-Financial Assets by Country	An analysis of the location of non-current assets other than financial instruments and deferred tax assets by country is as follows (in USD thousands):

	As of December 31,
	2024	2023
Switzerland	$44,282	$46,370
France	2,184	3,000
United States	1,906	913
Brazil	3	6
Total non-current assets other than financial instruments and deferred tax assets	$48,375	$50,289